May 8, 2014 2014 Q2 Earnings Conference Call May 8, 2014

May 8, 2014 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions, including currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

May 8, 2014 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

May 8, 2014 4 2014 Q2 Results $1.51 $1.90 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 $2.10 2 0 1 3 2 0 1 4 Adjusted EPS* * See reconciliation in appendix 26% increase in Adjusted EPS FY14 Adjusted EPS guidance increased to $2.95 - $3.05 from $2.60-$2.70

May 8, 2014 5 Operational Highlights Results reflect both weather-induced volatility and heightened natural gas demand • Cold weather in January accentuated local volatility in the Northeast and Mid-Atlantic regions • Increasingly high level of natural gas demand continued to strain existing infrastructure UGI’s unique asset portfolio provides opportunity to deliver value during volatile times • Pipelines and pipeline capacity • Gathering systems • Natural Gas and LNG storage • Large base of customer demand Adjusted net income* up 28% over the prior-year period * See reconciliation in appendix

May 8, 2014 6 Strategic Milestones • Auburn II pipeline exceeded expected throughput • Gas Utility customer additions YTD are running 10% ahead of last year’s record pace • Gas Utility is on-schedule to meet our cast iron/bare steel replacement commitments • Supply and field service teams at AmeriGas, Utilities, and Midstream did an extraordinary job serving customers during peak demand periods Unprecedented demand for natural gas • Demand from residential, commercial, industrial, and municipal users as well as power generation sector • Demand highlights need for additional capacity to serve Mid-Atlantic and Northeast regions and bridge the “infrastructure gap” Meeting customer demand despite numerous challenges

May 8, 2014 7 Q2 Weather vs Normal 8.1% -1.5% -16.5% 10.1% -18.1% 5.1% 19.3% 1.9% -20% -10% 0% 10% 20% 2014 Q2 2013 Q2 AmeriGas Antargaz Flaga Utility (W A R M E R ) COL D E R (W A R M E R )

May 8, 2014 8 AmeriGas VOLUME  Colder weather MARGIN  Higher volumes due to colder weather  Higher unit margins OPEX  Supply issues  Distribution-related expenses  Uncollectible accounts expense  Synergies Total Margin 284.8 11.5 31.1 (5.3) (20.6) 1.7 $180 $200 $220 $240 $260 $280 $300 $320 2 0 1 3 Q 2 V o lu m e U n it Mar gi n s A nc ill ar y sa les/ serv ic e s O p ex & O th e r D & A 2 0 1 4 Q 2 Operating Income, $ MM 266.4 * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales.

May 8, 2014 9 UGI International VOLUME  Warmer weather MARGIN  Warmer weather  Incremental margin from BP Poland acquisition OPEX  Lower costs due to lower volumes sold  Incremental opex from BP Poland acquisition (23.0) 2.5 0.1 2.5 0.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 2 0 1 3 Q 2 LPG V o lu m e U n it Mar gi n s O p ex & O th e r D & A In t. ex p e n se 2 0 1 4 Q 2 Income Before Taxes, $ MM Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 56.3 74.1

May 8, 2014 10 Gas Utility MARGIN  Colder weather  Higher throughput due to increased demand  Customer additions OPEX  Higher uncollectible accounts and maintenance expense  Lower pension and benefits expense Total Margin 96.4 126.1 22.9 6.5 (1.5) 0.9 0.9 $40 $60 $80 $100 $120 $140 2 0 1 3 Q 2 C o re Ma rket M argi n Ot h er Mar gi n O p ex & O th e r D & A Int. ex p e n se 2 0 1 4 Q 2 Income Before Taxes, $ MM * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales.

May 8, 2014 11 Midstream & Marketing MARGIN  Higher capacity management, peaking, and incremental margin from Auburn II  Higher gas marketing margin  Higher electric generation margin  Slightly lower power marketing margin OPEX  Higher natural gas gathering expenses  Higher uncollectible accounts expense 44.2 7.3 9.2 65.8 (4.3) (1.6) (0.2) $0 $20 $40 $60 $80 $100 $120 $140 2 0 1 3 Q 2 M ar ketin g Ge n erati o n M id st re am/ot h e r O p ex & O th e r D & A In t. Ex p e n se 2 0 1 4 Q 2 Income Before Taxes*, $ MM 120.4 Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales.

May 8, 2014 12 Q2 Basis Differentials (W A R M E R ) Spot Price Comparison Location – Texas Eastern Zone M-3 0 2 4 6 8 10 12 14 16 18 1-Jan 8-Jan 15-Jan 22-Jan 29-Jan 5-Feb 12-Feb 19-Feb 26-Feb 5-Mar 12-Mar 19-Mar 26-Mar 2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 Fiscal 2012 Pre-recession Values $ /m cf

May 8, 2014 13 Q2 Basis Differentials (W A R M E R ) Spot Price Comparison Location – Texas Eastern Zone M-3 0 10 20 30 40 50 60 70 80 90 1-J a n 8-J a n 1 5 -J a n 2 2 -J a n 2 9 -J a n 5- F e b 1 2 -F e b 1 9 -F e b 2 6 -F e b 5- M a r 1 2 -M a r 1 9 -M a r 2 6 -M a r 2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 2013-14 Pre-recession Values $ /m cf

May 8, 2014 14 Liquidity, Guidance, and Dividend Update Total AmeriGas Int'l Propane Utilities Midstream Corporate / Other Cash on Hand $493.6 $38.5 $205.9 $14.2 $20.3 $214.8 Revolving Credit Facilities $525.0 $134.9 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 99.0 NA Drawn on Facilities 198.0 1.6 6.5 51.5 NA Letters of Credit 64.7 44.5 2 0 NA Available Facilities $262.3 $88.8 $291.5 $287.5 Available Liquidity $300.8 $294.6 $305.7 $307.8 Excluding cash residing at operating subsidiaries, UGI had $202.8 million of cash at 03/31/14 compared with $78.4 million at 03/31/13. Guidance and Dividend • FY14 Adjusted EPS guidance increased to $2.95 - $3.05 from $2.60- $2.70 • Annual dividend increased from $1.13 to $1.18 on 4/29/14, marking the 130th consecutive year of dividend payments and 27th consecutive year of dividend increases

May 8, 2014 Jerry Sheridan CEO of AmeriGas

May 8, 2014 16 Q2 Adjusted EBITDA $309.0 $331.2 $200 $220 $240 $260 $280 $300 $320 $340 2 0 1 3 Q 2 2 0 1 4 Q 2 Adjusted EBITDA*, $ Millions * See appendix for Adjusted EBITDA reconciliation FY14 Guidance updated to $660 MM - $675 MM

May 8, 2014 17 Operational Update Operations • Volume increased 2.3% versus last year’s second quarter on weather that was 9.7% colder than last year • Western states experienced much warmer weather than normal; Large parts of CA and AZ saw the warmest Jan-Mar period since 1895 • The West represents nearly one-third of our business Q2 Weather vs Normal

May 8, 2014 18 Operational Update Operations • Supply shortages and a 51% increase in wholesale prices at Mt. Belvieu created a difficult operating environment for many of our locations • However, we redeployed significant assets and personnel in order to keep customers in gas. This includes our “AmeriGas Airborne” division • These resources and relationships with suppliers allowed AmeriGas to outperform many of our competitors who ran out of gas • However, we also saw higher uncollectible accounts expense, and higher repair and maintenance costs • Although costs and expenses rose quickly during the quarter, Adjusted EBITDA per gallon was $0.70 versus $0.67 last year

May 8, 2014 19 Operational Update Growth Initiatives • AmeriGas Cylinder Exchange (ACE): Volume growth of 16% from the prior-year quarter • National Accounts: Added 22 new accounts year to date representing 2.2 million additional annual gallons • Acquisitions: Two small acquisitions closed year-to-date Distribution • Distribution increased on 4/28/14 to $0.88 per quarter or $3.52 annualized • 10th consecutive year of distribution increases and 8th consecutive year of 5% or greater distribution increases

May 8, 2014 John Walsh President & CEO

May 8, 2014 21 Operational Update Midstream and Marketing • Significant potential for additional investment to address the midstream “infrastructure gap” • New phase for Auburn Gathering System announced; investment will nearly double the capacity and raise total capital invested in the project to roughly $230 million Gas Utility • Received approval from the PA PUC for our GET Gas program • Growth Extension Tariff allows us to service unserved or underserved municipalities within our service territory • Projected $75 million spend over the first five years of the program; response has been tremendous

May 8, 2014 22 Operational Update AmeriGas • Adjusted EBITDA up 7% despite significant operational challenges in the East and Midwest • Very strong performance in both ACE and National Accounts programs UGI International • Much warmer than expected • Weather in France was 16.5% warmer than normal • Weather in Flaga’s service area was 18.1% warmer than normal • Results were partially offset from the continued integration of the BP Poland acquisition, completed in September 2013

May 8, 2014 23 In Conclusion • Extraordinary weather, which is non-recurring, was the most significant factor in driving guidance revision • However, increased volatility due to “infrastructure gap” in Northeast and Mid-Atlantic was also an important factor • The “infrastructure gap” is likely to be enduring and will provide positive momentum for new UGI projects • UGI is strategically positioned to provide the critical link between Marcellus and Northeast and Mid-Atlantic demand markets

May 8, 2014 Q&A

May 8, 2014 Appendix

May 8, 2014 26 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI excluding (i) changes in the fair values of Midstream & Marketing's unsettled commodity derivative instruments as well as gains and losses on settled commodity derivative instruments not associated with current period transactions and (ii) those items that management regards as highly unusual in nature and not expected to recur. Midstream & Marketing accounts for commodity derivative instruments at fair value with changes in fair value included in earnings as a component of cost of sales or revenues. Volatility in net income at UGI can occur as a result of changes in the fair values of Midstream & Marketing's unsettled commodity derivative instruments and gains and losses on certain settled commodity derivative instruments not associated with current period transactions.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI's performance because they eliminate the impact of (i) changes in the fair values of Midstream & Marketing's unsettled commodity derivative instruments as well as gains and losses on settled commodity derivative instruments not associated with current period transactions that are required, under GAAP, to be recorded in current period earnings but are economic hedges of related commodity transactions and (ii) those items that management regards as highly unusual in nature and not expected to recur.  The following table reconciles consolidated net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above:

May 8, 2014 27 Adjusted EPS to GAAP EPS Reconciliation Three Months Ended Six Months Ended March 31, March 31, 2014 2013 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 1.84$ 1.57$ Adjust: Net unrealized (gains) losses on Midstream & Marketing's unsettled commodity derivative instruments 0.07 (0.04) Adjust: Net (gains) on certain Midstream & Marketing settled commodity derivative instruments (1) (0.01) (0.02) Adjust: Retroactive impact of change in French tax law 0.0 0.0 Adjusted diluted earnings per share 1.90$ 1.51$ (1) Includes the impact of rounding.

May 8, 2014 28 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s industry segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its industry segments as the profitability measure for its domestic propane segment.

May 8, 2014 29 AmeriGas Partners EBITDA Reconciliation 2014 2013 Net income attributable to AmeriGas Partners, L.P. 240,103$ 213,208$ Income tax (benefit) expense (74) (52) Interest expense 42,046 41,776 Depreciation 38,353 37,607 Amortization 10,804 11,022 EBITDA 331,232$ 303,561$ Heritage Propane acquisition and transition expense - 5,396 Gain on extinguishments of debt - - Adjusted EBITDA 331,232$ 308,957$ March 31, Three Months Ended

May 8, 2014 Investor Relations: 610-337-1000 Simon Bowman (x3645) bowmans@ugicorp.com